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                                                                Exhibit 99.1(b)2

Consolidated Statement of Income (Loss) (Unaudited)
NATIONAL DATA CORPORATION
(in thousands)

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                                           FY 99                               FY 00                                     FY01
                                        ----------   -------------------------------------------------------   --------------------
                                        Total Year      Qtr 1      Qtr 2       Qtr 3     Qtr 4       Total       Qtr 1      Qtr 2
                                                                                                      Year
                                        ----------   -------------------------------------------------------   --------------------
Revenue                                  $ 338,996    $ 85,720   $  85,027   $ 85,868  $  89,058   $ 345,673    $ 85,874   $ 83,666

Operating expenses:

   Cost of service                         203,992      50,743      53,950     50,684     52,136     207,513      50,522     49,349

   Sales, general and administrative        72,900      19,154      29,014     20,853     22,363      91,384      21,165     19,381

   Restructuring and impairment charges          -           -      34,393          -          -      34,393           -      2,156
                                        ----------   -------------------------------------------------------   --------------------
                                           276,892      69,897     117,357     71,537     74,499     333,290      71,687     70,886

Operating income (loss)                     62,104      15,823     (32,330)    14,331     14,559      12,383      14,187     12,780


EBITDA                                      91,765      23,963      10,075     21,321     23,251      78,610      22,400     23,619

Other income/(expense)                      (6,384)       (173)        616     (1,639)   (10,525)    (11,721)     (1,942)    (1,781)
                                        ----------   -------------------------------------------------------   --------------------
Income (loss) before income taxes and
 discontinued operations                    55,720      15,650     (31,714)    12,692      4,034         662      12,245     10,999

Provision (benefit) for income taxes        21,858       6,017     (10,546)     4,882      1,472       1,825       4,714      4,310
                                        ----------   -------------------------------------------------------   --------------------
Income (loss) before
 discontinued operations                    33,862       9,633     (21,168)     7,810      2,562      (1,163)      7,531      6,689
                                        ----------   -------------------------------------------------------   --------------------

Discontinued operations, net of tax         37,575      (4,696)      5,700     (6,616)   (33,390)    (39,002)      8,649       (326)
                                        ----------   -------------------------------------------------------   --------------------
Net income                               $  71,437    $  4,937   $ (15,468)  $  1,194  $ (30,828)  $ (40,165)   $ 16,180   $  6,363
                                        ==========   =======================================================   ====================

Basic shares                                33,725      33,876      33,376     32,920     32,755      33,232      32,778     32,889
                                        ==========   =======================================================   ====================

Basic earnings per share                 $    2.12    $   0.15   $   (0.46)  $   0.04  $   (0.94)  $   (1.21)   $   0.49   $   0.19
                                        ==========   =======================================================   ====================

Diluted shares                              37,823      35,265      34,128     33,810     32,755      33,232      36,193     34,057
                                        ==========   =======================================================   ====================

Diluted earnings per share               $    2.02    $   0.14   $   (0.46)  $   0.04  $   (0.94)  $   (1.21)   $   0.48   $   0.19
                                        ==========   =======================================================   ====================
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